Inventories	12 Months Ended
Dec. 31, 2023
Inventories [Abstract]
Inventories	Inventories

	2023	2022
	$	$

Gold and silver bullion	53,065	49,467
In-process inventory	18,220	14,653
Ore stock-pile inventory	80,302	96,879
Materials and supplies	194,908	171,032
	346,495	332,031

Ore stock-pile inventory includes amounts for the Fekola Mine of $59 million (2022 - $75 million), for the Otjikoto Mine of $7 million (2022 – $10 million), and for the Masbate Mine of $14 million (2022 - $12 million).

Long-term stock-pile inventory includes amounts for the Otjikoto Mine of $44 million (2022 – $40 million), for the Fekola Mine of $6 million (2022 - $6 million), and for the Masbate Mine of $6 million (2022 - $3 million).

Long-term supplies inventory are supplies for construction and operations at the Back River Project that are expected to be consumed beyond the next twelve months.